                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2003
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                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact name of registrant as specified in charter)

       Ohio                        1-4851                                 34-0526850
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 (State or other              (Commission File                (IRS Employer Identification No.)
 jurisdiction of                   Number)
 incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code: (216) 566-2000
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Item 7:         Financial Statements, Pro Forma Financial Information and
                Exhibits.

(c)     Exhibits

        Exhibit No.       Exhibit Description
        -----------       -------------------
        99                Press Release of Sherwin-Williams dated April 7, 2003.

Item 9:         Regulation FD Disclosure.

        On April 7, 2003, The Sherwin-Williams Company issued a press release regarding its sales and earnings expectations for the first quarter of 2003 and the full year 2003. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE SHERWIN-WILLIAMS COMPANY


April 8, 2003                          By:  /s/ L.E. Stellato
                                          -------------------------------------
                                          L.E. Stellato
                                          Vice President, General Counsel and
                                          Secretary



                                  EXHIBIT INDEX

EXHIBIT NO.     EXHIBIT DESCRIPTION
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   99           Press Release of Sherwin-Williams dated April 7, 2003.



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